Exhibit 99.8
                                 ------------
                CSC Computational Materials dated March 9, 2005



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
     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                            Countrywide Asset-Backed Certificates, Series 2005-01
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
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                                    Floating Rate Subordinate Available Funds Rate Schedule (1)
                                    -----------------------------------------------------------

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                       Available Funds          Available Funds                          Available Funds        Available Funds
    Period                 Rate (%)                Rate (%)            Period               Rate (%)               Rate (%)
-------------      ----------------------   ----------------------  ------------      ---------------------   --------------------
                            (2)                      (3)                                     (2)                      (3)
      1                    7.700                    7.700                47                  9.310                  10.552
      2                    6.673                    8.500                48                 10.314                  12.280
      3                    6.458                    8.500                49                  9.318                  11.500
      4                    6.675                    8.500                50                  9.632                  11.500
      5                    6.460                    8.500                51                  9.313                  11.500
      6                    6.461                    8.500                52                  9.615                  11.477
      7                    6.676                    8.500                53                  9.295                  11.805
      8                    6.461                    8.500                54                  9.290                  12.337
      9                    6.676                    8.500                55                  9.600                  12.748
      10                   6.463                    8.500                56                  9.292                  12.337
      11                   6.463                    8.500                57                  9.601                  12.748
      12                   7.155                    8.500                58                  9.292                  12.341
      13                   6.463                    8.500                59                  9.292                  12.703
      14                   6.678                    8.500                60                 10.288                  14.450
      15                   6.463                    8.500                61                  9.292                  13.051
      16                   6.680                    8.500                62                  9.602                  13.486
      17                   6.465                    8.500                63                  9.292                  13.051
      18                   6.466                    8.500                64                  9.602                  13.487
      19                   6.682                    8.500                65                  9.292                  13.051
      20                   6.466                    8.500                66                  9.292                  13.052
      21                   6.688                    8.500                67                  9.602                  13.487
      22                   6.539                    8.500                68                  9.292                  13.052
      23                   6.659                    8.500                69                  9.602                  13.487
      24                   7.368                    8.500                70                  9.293                  13.052
      25                   6.647                    9.500                71                  9.293                  13.052
      26                   6.862                    9.500                72                 10.288                  14.450
      27                   6.634                    9.500                73                  9.293                  13.052
      28                   6.853                    9.500                74                  9.602                  13.487
      29                   6.643                    9.500                75                  9.293                  13.052
      30                   6.639                    9.500                76                  9.603                  13.487
      31                   6.857                    9.500
      32                   6.633                    9.500
      33                   6.853                    9.500
      34                   6.658                    9.500
      35                   7.709                    9.500
      36                   8.826                    9.500
      37                   8.259                   10.500
      38                   8.538                   10.500
      39                   8.267                   10.500
      40                   8.551                   10.500
      41                   8.852                   10.500
      42                   9.295                   10.500
      43                   9.607                   10.500
      44                   9.298                   10.500
      45                   9.610                   10.500
      46                   9.303                   10.500
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(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




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